                                                               EXHIBIT (k)(iii)

                   VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND
                        CALCULATION OF DISTRIBUTION RATE
                         PERIOD ENDED SEPTEMBER 30, 1998




Formula:                     Current Annual Income Per Share
                             -------------------------------
                                 Current Offering Price

Class A Shares                            $ .882
                                          ------
                                          $19.40                             = 4.55%



Class B Shares                            $ .750
                                          ------
                                          $18.76                             = 4.00%



Class C Shares                            $ .750
                                          ------
                                          $18.75                             = 4.00%


              CALCULATION OF TAXABLE EQUIVALENT DISTRIBUTION RATE


Formula                                 Distribution Rate
                                        -----------------
                                           1 - Tax Rate


Class A Shares                               4.55%
                                             ------
                                             1-42%                              = 7.84%

Class B Shares                               4.00%
                                             ------
                                             1-42%                              = 6.90%

Class C Shares                               4.00%
                                             ------
                                             1-42%                              = 6.90%


          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998


                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,060.30     =     ERV
One year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 6.03%     =     T

Excluding Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,095.66     =     ERV
One year period ended  09/30/98                                 1     =     n

TOTAL RETURN FOR THE PERIOD                                 9.57%     =     T


          TOTAL RETURN CALCULATION FIVE YEARS ENDED SEPTEMBER 30, 1998

                                                                n
Formula                                                   P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,270.02     =     ERV
Five years ended 09/30/98                                       5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.90%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,312.85     =     ERV
Five years ended 09/30/98                                       5     =     n

TOTAL RETURN FOR THE PERIOD                                 5.59%     =     T


          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
                 CALCULATION TEN YEARS ENDED SEPTEMBER 30, 1998


                                                                n
Formula                                                   P(1+T)      =     ERV
Including Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,125.42     =     ERV
Ten years ended 09/30/98                                       10     =     n

TOTAL RETURN FOR THE PERIOD                                 7.83%     =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,196.18     =     ERV
Ten years ended 09/30/98                                       10     =     n

TOTAL RETURN FOR THE PERIOD                                 8.18%     =     T



          TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998
                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,679.76     =     ERV
Inception through 09/30/98                                  12.80     =     n

TOTAL RETURN FOR THE PERIOD                                  8.01%    =     T


Excluding Payment of the Sales Charge
Net Asset Value                                            $18.77
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $2,770.06     =     ERV
Inception through 09/30/98                                  12.80     =     n

TOTAL RETURN FOR THE PERIOD                                  8.29%    =     T


         VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS A SHARES
             NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                     INCEPTION THROUGH SEPTEMBER 30, 1998




Formula
                                                       ERV - P
                                                       --------       =     T
                                                           P
Including Payment of the Sales Charge
Net Asset Value                                           $18.77
Initial Investment                                     $1,000.00      =     P
Ending Redeemable Value                                $2,679.76      =     ERV

TOTAL RETURN FOR THE PERIOD                              167.98%      =     T


Excluding Payment of the Sales Charge
Net Asset Value                                           $18.77
Initial Investment                                     $1,000.00      =     P
Ending Redeemable Value                                $2,770.06      =     ERV

TOTAL RETURN FOR THE PERIOD                              177.01%      =     T

          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS B SHARES TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,057.27     =     ERV
One year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 5.73%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,087.27     =     ERV
One year period ended 09/30/98                                  1     =     n

TOTAL RETURN FOR THE PERIOD                                 8.73%     =     T




       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998
                                                                n
Formula                                                   P(1+T)      =     ERV

Including Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,262.51     =     ERV
Five year period ended 09/30/98                                 5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.77%     =     T


Excluding Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,262.51     =     ERV
Five year period ended 09/30/98                                 5     =     n

TOTAL RETURN FOR THE PERIOD                                 4.77%     =     T

          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS B SHARES TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998

                                                                 n
Formula                                                    P(1+T)     =     ERV

Including Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,348.32     =     ERV
Inception through 09/30/98                                   5.41     =     n

TOTAL RETURN FOR THE PERIOD                                  5.68%    =     T


Excluding Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,348.32     =     ERV
Inception through 09/30/98                                   5.41     =     n

TOTAL RETURN FOR THE PERIOD                                  5.68%    =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998



Formula                                                  ERV - P
                                                         -------
                                                             P        =     T
Including Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,348.32     =     ERV

TOTAL RETURN FOR THE PERIOD                                 34.83%    =     T


Excluding Payment of the CDSC
Net Asset Value                                            $18.76
Initial Investment                                      $1,000.00     =     P
Ending Redeemable Value                                 $1,348.32     =     ERV

TOTAL RETURN FOR THE PERIOD                                 34.83%    =     T


          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS C SHARES

        TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED SEPTEMBER 30, 1998

Formula                                             P(1+T)n   =     ERV

Including Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,076.71     =     ERV
One year period ended 09/30/98                          1     =     n

TOTAL RETURN FOR THE PERIOD                          7.67%    =     T


Excluding Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,086.71     =     ERV
One year period ended 09/30/98                          1     =     n

TOTAL RETURN FOR THE PERIOD                          8.67%    =     T




       TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED SEPTEMBER 30, 1998

Formula                                             P(1+T)n   =     ERV

Including Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,262.59     =     ERV
Five year period ended 09/30/98                         5     =     n

TOTAL RETURN FOR THE PERIOD                          4.77%    =     T


Excluding Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,262.59     =     ERV
Five year period ended 09/30/98                         5     =     n

TOTAL RETURN FOR THE PERIOD                          4.77%    =     T

          VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND - CLASS C SHARES TOTAL RETURN CALCULATION INCEPTION THROUGH SEPTEMBER 30, 1998


Formula                                             P(1+T)n   =     ERV

Including Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,297.03     =     ERV
Inception through 09/30/98                           5.13     =     n

TOTAL RETURN FOR THE PERIOD                          5.20%    =     T

Excluding Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,297.03     =     ERV
Inception through 09/30/98                           5.13     =     n

TOTAL RETURN FOR THE PERIOD                          5.20%    =     T


              NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION
                      INCEPTION THROUGH SEPTEMBER 30, 1998

Formula                                  ERV - P
                                         -------
                                             P      =   T

Including Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,297.03     =     ERV

TOTAL RETURN FOR THE PERIOD                         29.70%    =     T

Excluding Payment of the CDSC
Net Asset Value                                    $18.75
Initial Investment                              $1,000.00     =     P
Ending Redeemable Value                         $1,297.03     =     ERV

TOTAL RETURN FOR THE PERIOD                         29.70%    =     T